                                 [COVER IMAGE]

                                      AIM
                                WEINGARTEN FUND


[AIM LOGO APPEARS HERE]        SEMIANNUAL REPORT                   APRIL 30 1999

                                [COVER ARTWORK]

                     -------------------------------------

                       THE VIOLIN BOX BY SUZANNE VALADON

                              (1865-1938, FRENCH)

           IN THE ART OF INVESTING, SUCCESS DOES NOT ALWAYS COME IN

            AN INSTANT--IT IS USUALLY ACHIEVED OVER TIME. VALADON'S

           UNFORGETTABLE OILS MAKE THIS POINT, OFTEN TAKING 13 YEARS

           OF DEDICATION AND DILIGENCE TO COMPLETE. HER RICHLY COL-

             ORED "VIOLIN BOX" REMINDS US THAT ALL GOOD THINGS ARE

                                WORTH THE WAIT.

                     -------------------------------------

AIM Weingarten Fund is for for shareholders who seek long-term growth of capital through investments primarily in common stocks of leading U.S. companies considered by management to have strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o The Fund's average annual total returns, including sales charges, for periods ended 3/31/99 (the most recent calendar quarter-end) are as follows. For Class A shares, one year, 18.91%; five years, 22.12%; 10 years, 17.98%. For Class B shares, one year, 19.85%; since inception (6/26/95), 23.74%. For Class C shares, one year, 23.82%; since inception (8/4/97), 23.23%.
o AIM Weingarten Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o The Fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Lipper Growth Funds Index represents an average of the performance of the 30 largest growth funds charted by Lipper, Inc., an independent mutual-fund performance monitor. Results shown reflect reinvestment of dividends.
o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
         GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
               OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU
                     COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                               AIM WEINGARTEN FUND

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
    [PHOTO OF       many of your minds may be, "How will the year 2000 computer
   Charles T.       issue affect AIM and my investments?" We would like you to
     Bauer,         feel comfortable.
  Chairman of           During March and April, AIM participated in an
  the Board of      industrywide test that gave us a chance to see how our
    THE FUND        technology systems might be affected by the changeover to
  APPEARS HERE]     the year 2000 (Y2K). Everything went as well as we had
                    hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
                    electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual-fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.

TEST RESULTS EXCELLENT
During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. During 1998, we made substantial progress on our preparations. We are now in the final phases of the project, continually testing internal applications and our interfaces with outside parties. On the investment side, our portfolio-management staff is evaluating the Y2K preparedness of the companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if there are unexpected problems. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                     -------------------------------------

                             THE FINANCIAL INDUSTRY

                              HAS BEEN SEEN AS A

                            LEADER IN PLANNING FOR

                              YEAR 2000 CONCERNS.

                     -------------------------------------

 PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED
                     AIM'S YEAR 2000 READINESS DISCLOSURE.

                              AIM WEINGARTEN FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



AIM WEINGARTEN FUND OUTPACES
BENCHMARK INDEXES

HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?
For the six-month reporting period ended April 30, 1999, total return for the Fund's Class A shares was an impressive 29.47%. The Fund's Class B and C shares returned 29.02% and 28.99%, respectively. These returns are computed at net asset value, that is, without the effect of sales charges. Fund performance far outpaced the gains of benchmark indexes. For the same period, the S&P 500 posted a 22.31% gain, while the Lipper Growth Funds Index returned 23.71%.
    As AIM Weingarten Fund approaches its 30th anniversary on June 17, it has much to celebrate. For 1998, the Fund's Class A shares boasted a 33.06% gain, well above the 28.60% return of the S&P 500 for the same period. Long-term Fund performance remains excellent. Since inception in 1969 to March 31, 1999, the Fund's Class A shares have outpaced the formidable benchmark by more than 2.5%, returning 15.91%, excluding sales charges, vs. the 13.25% average annual total return by the S&P 500.
    The Fund's record relative to its peers also reflects its time-proven success. For the 20-year period ended April 30, AIM Weingarten Fund was in the top 7% of its Lipper growth fund category. Net assets under management increased by 30% during the last six months, for a total of $8.96 billion at the reporting period's close.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS DURING THE REPORTING
PERIOD?
At the beginning of the reporting period, the Fund benefited from the "flight to quality" during last fall's market downturn. Increasing narrowness in the U.S. financial markets through early 1999 continued the dominance by large-cap stocks. The Dow closed above 10,000 on March 29, 1999, and surpassed several other milestones in April.
    The beginning of 1999 was not so hospitable for the technology sector. After the sector's sterling performance in 1998, many investors began to worry about a bubble developing, especially in high-flying Internet stocks, the so-called ".com" universe. A sell-off in the technology arena ensued, but the markets rebounded after first-quarter 1999 earnings reports came in quite strong.

WHAT CONTRIBUTED TO THE FUND'S STRONG GAINS?
We believe that several factors drove the Fund's stellar performance. One is scarcity of earnings in the financial markets. In an environment of moderate or slightly decelerating economic growth, investors put a premium on growth companies, and growth stocks tend to outperform other types of stocks. Our overweighting in large-cap stocks, which represented 87% of the Fund's total net assets at the end of the reporting period, also contributed to the Fund's strong showing. In addition, since last October, we have reduced the Fund's total holdings to approximately 90 names, down from 124. Early in 1998, the Fund had the lion's share of its assets in fast-paced momentum names. However, when the economy slowed and earnings cooled at mid-year, we culled approximately a third of our holdings and began

AIM WEINGARTEN FUND VS. BENCHMARK INDEXES

Six-month total returns, excluding sales charges

As of 4/30/99
===============================================================================
[CHART]

CLASS A SHARES                  29.47%

CLASS B SHARES                  29.02%

CLASS C SHARES                  28.99%

S&P500 INDEX                    22.31%

LIPPER GROWTH FUNDS INDEX       23.71%
===============================================================================

LIPPER RANKINGS

As of 4/30/99

AIM WEINGARTEN FUND, CLASS A SHARES

===============================================================================
                   RANK VS.          PERCENTILE
PERIOD         ALL GROWTH FUNDS         RANK
-------------------------------------------------------------------------------

20 years          6 of 88                7%

10 years          52 of 171             31%

5 years           117 of 391            30%

1 year            249 of 1,035          25%
===============================================================================
Fund percentage rankings are vs. all funds in its category tracked by Lipper, Inc., excluding sales charges and including fees and expenses.
===============================================================================

GROWTH OF NET ASSETS

As of 4/30/99
===============================================================================
[CHART]

10/31/98             $6.89 BILLION

4/30/99              $8.96 BILLION
===============================================================================

          See important Fund and index disclosures inside front cover.

                              AIM WEINGARTEN FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



to focus on stable core stocks in traditional growth sectors, such as technology and health care.

WHAT ARE THE DIFFERENCES BETWEEN A CORE HOLDING AND A MOMENTUM HOLDING?
A company may qualify for the Fund's portfolio in one of two ways: as a core holding or as a momentum holding. A core holding is a company that has a very stable and profitable business model projected to grow by at least 12% over the next five years. A core holding is expected to outperform over the long term. On the other hand, a momentum company is one currently enjoying a dramatic surge in earnings that, while probably not sustainable over the long term, exceeds the market's near-term growth rate. The Fund combines high-quality core companies with potentially more explosive momentum stocks in a barbell strategy.

WHAT TYPE OF TECHNOLOGY COMPANIES DOES THE FUND OWN?
At the reporting period's close, technology holdings accounted for approximately 36% of the Fund's net assets. The majority of the Fund's technology holdings are high-quality, dominant brand-name firms. Companies such as AOL and Cisco Systems continued to do well due to their large size, which has become a strategic weapon for companies in this sector. Larger technology companies have more money to spend on research and development, which in turn drives further technological advancement. In this sector, being small- or mid-cap may not necessarily be an advantage. Having money to spend on research and development and the ability to provide global reach to customers have become the main thrusts behind a technology business's success.

WHAT TYPE OF HEALTH-CARE COMPANIES DO YOU FAVOR?
The Fund's health-care holdings, which accounted for 18.4% of net assets on April 30, were split among diversified health-care companies, major pharmaceuticals and medical-equipment makers. Our investment in this sector has been driven by long-term demographic trends. The aging population needs more and more health care. Worldwide drug sales are rising at a rate of 8% to 10% a year, and medical-device sales at 7% annually. In the health-care arena, we are seeing a continuation of the "size matters" theme. The costs to bring a new drug to market total in the neighborhood of $1 billion. So bigger firms, such as Warner-Lambert and Abbott Laboratories, have a clear advantage over their smaller counterparts. In addition, these larger companies already have a foothold in the consumer products markets. We believe very strongly in this sector as a long-term growth vehicle.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
Four months into 1999, fears of a recession in the United States have faded. In fact, most economists are betting on continued steady growth, with low inflation and high employment. International markets have stabilized as countries slowly get a grip on their economies, leading analysts to believe that the worst is over. Domestically, interest rates, another key factor supporting a bullish outlook, are likely to remain quite steady, thanks to the Federal Reserve Board's watchful guard. To the extent that these factors remain in place, the investing environment for the Fund continues to be favorable.

PORTFOLIO COMPOSITION

As of 4/30/99, based on total net assets

================================================================================
TOP 10 EQUITY HOLDINGS                TOP 10 INDUSTRIES
--------------------------------------------------------------------------------
 1. America Online, Inc.     4.66%     1. Computers                      11.00%
                                          (Software & Services)

 2. MCI WorldCom, Inc.       4.45      2. Health Care (Diversified)       7.37

 3. Freddie Mac              2.45      3. Communications Equipment        6.51

 4. International Business   2.34      4. Health Care                     6.17
    Machines Corp.                        (Medical Products & Supplies)

 5. Tyco International Ltd.  2.22      5. Broadcasting                    6.06
                                          (Television, Radio & Cable)

 6. Warner-Lambert Co.       2.02      6. Financial (Diversified)         5.32

 7. Fannie Mae               1.98      7. Telecommunications              4.45
                                          (Long Distance)

 8. Abbott Laboratories      1.97      8. Computer (Hardware)             4.17

 9. Time Warner, Inc.        1.95      9. Health Care (Drugs-             3.91
                                          Major Pharmaceuticals)

10. Cisco Systems, Inc.      1.92     10. Retail (Specialty)              3.83

The Fund's portfolio is subject to change, and there is no assurance the Fund will continue to hold any particular security.
================================================================================

          See important Fund and index disclosures inside front cover.

                              AIM WEINGARTEN FUND

                    SEMIANNUAL REPORT / PERFORMANCE HISTORY



YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM WEINGARTEN FUND VS. BENCHMARK INDEXES

6/17/69-4/30/99

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/99, including sales charges

A SHARES

10 Years                    17.30%
5 Years                     22.00
1 Year                      16.54


B SHARES

Since Inception (6/26/95)   23.06%
1 Year                      17.35


C SHARES

Since Inception (8/4/97)    21.77%
1 Year                      21.38
================================================================================

ABOUT THIS CHART

The chart compares your Fund's Class A shares to benchmark indexes. It is important to understand the differences between your Fund and these indexes. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 500 is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Lipper Growth Funds Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective dif-

                              AIM WEINGARTEN FUND

                    SEMIANNUAL REPORT / PERFORMANCE HISTORY



                                HYPO LINE CHART

--------------------------------------------------------------------------------
           Class A Shares      S&P 500 Index     Lipper Growth Fund Index
--------------------------------------------------------------------------------
6/17/69       $9,464.00         $10,000.00            $10,000.00

4/70          $7,573.00          $8,590.21              $8146.79

4/71         $11,339.00         $11,353.46             $11091.14

4/72         $14,447.00         $12,124.30             $13032.41

4/73         $11,601.00         $12,394.42             $11037.84

4/74          $9,841.00         $10,831.84              $9335.25

4/75         $10,381.00         $10,984.28              $9372.99

4/76         $11,406.00         $13,308.18            $10,681.30

4/77         $12,079.00         $13,435.10            $10,532.99

4/78         $16,154.00         $13,910.68            $11,676.43

4/79         $19,864.00         $15,415.93            $13,476.35

4/80         $27,397.00         $17,017.83            $15,597.05

4/81         $43,196.00         $22,348.17            $22,488.50

4/82         $36,874.00         $20,706.26            $19,966.23

4/83         $65,698.00         $30,830.80            $28,638.40

4/84         $57,778.00         $31,367.78            $30,663.75

4/85         $70,350.00         $36,906.53            $28,638.40

4/86        $103,097.00         $50,281.29            $45,073.99

4/87        $127,486.00         $63,608.88            $53,355.84

4/88        $122,010.00         $59,471.80            $50,387.99

4/89        $147,074.00         $73,083.06            $60,558.48

4/90        $170,526.00         $80,771.73            $64,385.73

4/91        $219,296.00         $94,974.66            $75,589.77

4/92        $248,011.00        $108,268.90            $86,098.92

4/93        $249,113.00        $118,253.30            $94,468.50

4/94        $268,438.00        $124,529.98           $103,249.58

4/95        $302,186.00        $146,243.23           $114,597.28

4/96        $395,099.00        $190,385.44           $147,687.09

4/97        $439,732.00        $238,214.38           $168,530.59

4/98        $622,442.00        $336,036.28           $235,637.67

4/99        $767,615.00        $409,387.22           $280,949.63

                                    $767,615
                      AIM WEINGARTEN FUND, CLASS A SHARES

                                    $409,387
                                 S&P 500 Index

                                    $280,950
                           LIPPER GROWTH FUNDS INDEX
================================================================================

PAST PERFORMANCE IS NO GUARANTEE OF COMPARABLE FUTURE RESULTS.

Sources: Towers Data Systems HYPO--Registered Trademark--.

================================================================================

ferently, and each employs a different management style and investment strategy. Use of these indexes is intended to give you a general idea of how your Fund performed compared to these benchmarks. Please note that performance figures for the indexes are from 6/30/69 to 4/30/99.

Your Fund's total return includes sales charges, expenses and management fees. The performance of the Fund's Class B and Class C shares will differ from Class A shares due to differing fees and expenses. For Fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

                              AIM WEINGARTEN FUND

SCHEDULE OF INVESTMENTS

April 30, 1999

(Unaudited)


                                                     MARKET
                                    SHARES           VALUE
DOMESTIC COMMON STOCKS-90.83%

BANKS (MONEY CENTER)-0.92%

Chase Manhattan Corp. (The)         1,000,000    $   82,750,000
---------------------------------------------------------------

BANKS (REGIONAL)-0.28%

North Fork Bancorporation, Inc.     1,121,600        25,236,000
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-6.06%

AT&T Corp.-Liberty Media
  Group(a)                            857,300        54,760,038
---------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                             950,460        66,056,970
---------------------------------------------------------------
Comcast Corp.-Class A               1,687,700       110,860,794
---------------------------------------------------------------
Cox Communications, Inc.-Class
  A(a)                              1,141,500        90,606,563
---------------------------------------------------------------
Infinity Broadcasting
  Corp.-Class A(a)                  3,357,000        92,946,937
---------------------------------------------------------------
Jacor Communications, Inc.(a)         925,000        74,231,250
---------------------------------------------------------------
MediaOne Group, Inc.(a)               650,000        53,015,625
---------------------------------------------------------------
                                                    542,478,177
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-0.15%

Monsanto Co.                          296,800        13,430,200
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-3.77%

General Instrument Corp.(a)           578,900        21,129,850
---------------------------------------------------------------
Lucent Technologies, Inc.           1,802,500       108,375,313
---------------------------------------------------------------
Motorola, Inc.                      2,038,500       163,334,812
---------------------------------------------------------------
QUALCOMM, Inc.(a)                     222,500        44,500,000
---------------------------------------------------------------
                                                    337,339,975
---------------------------------------------------------------

COMPUTERS (HARDWARE)-4.17%

International Business Machines
  Corp.                             1,000,000       209,187,500
---------------------------------------------------------------
Sun Microsystems, Inc.(a)           2,750,000       164,484,375
---------------------------------------------------------------
                                                    373,671,875
---------------------------------------------------------------

COMPUTERS (NETWORKING)-3.39%

Ascend Communications, Inc.(a)      1,369,000       132,279,625
---------------------------------------------------------------
Cisco Systems, Inc.(a)              1,504,900       171,652,656
---------------------------------------------------------------
                                                    303,932,281
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.42%

EMC Corp.(a)                          600,000        65,362,500
---------------------------------------------------------------
Lexmark International Group,
  Inc.(a)                             500,000        61,750,000
---------------------------------------------------------------
                                                    127,112,500
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-11.00%

America Online, Inc.                2,925,000       417,543,750
---------------------------------------------------------------
Citrix Systems, Inc.(a)             1,303,200        55,386,000
---------------------------------------------------------------
Compuware Corp.(a)                  2,000,000        48,750,000
---------------------------------------------------------------
Microsoft Corp.(a)                  1,700,000       138,231,250
---------------------------------------------------------------
Oracle Corp.(a)                     2,001,500        54,165,594
---------------------------------------------------------------
Unisys Corp.(a)                     5,000,000       157,187,500
---------------------------------------------------------------
Yahoo! Inc.(a)                        650,000    $  113,546,875
---------------------------------------------------------------
                                                    984,810,969
---------------------------------------------------------------

CONSUMER FINANCE-0.91%

Capital One Financial Corp.           169,200        29,387,925
---------------------------------------------------------------
Providian Financial Corp.             400,000        51,625,000
---------------------------------------------------------------
                                                     81,012,925
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.44%

AmeriSource Health Corp.-Class
  A(a)                              1,433,800        39,698,337
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.15%

Sanmina Corp.(a)                    1,063,000        70,556,625
---------------------------------------------------------------
Symbol Technologies, Inc.             678,300        32,388,825
---------------------------------------------------------------
                                                    102,945,450
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-3.23%

Analog Devices, Inc.(a)             1,350,000        47,418,750
---------------------------------------------------------------
Intel Corp.                           750,000        45,890,625
---------------------------------------------------------------
LSI Logic Corp.(a)                    382,900        13,018,600
---------------------------------------------------------------
Texas Instruments, Inc.               900,000        91,912,500
---------------------------------------------------------------
Xilinx, Inc.(a)                     2,000,000        91,250,000
---------------------------------------------------------------
                                                    289,490,475
---------------------------------------------------------------

ENTERTAINMENT-1.95%

Time Warner, Inc.                   2,500,000       175,000,000
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.30%

Teradyne, Inc.(a)                     571,900        26,986,531
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-5.32%

American Express Co.                  610,500        79,784,719
---------------------------------------------------------------
Fannie Mae                          2,500,000       177,343,750
---------------------------------------------------------------
Freddie Mac                         3,500,000       219,625,000
---------------------------------------------------------------
                                                    476,753,469
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-7.37%

Abbott Laboratories                 3,650,000       176,796,875
---------------------------------------------------------------
American Home Products Corp.        1,322,300        80,660,300
---------------------------------------------------------------
Bristol-Myers Squibb Co.            1,248,600        79,364,137
---------------------------------------------------------------
Johnson & Johnson                   1,461,900       142,535,250
---------------------------------------------------------------
Warner-Lambert Co.                  2,661,000       180,781,687
---------------------------------------------------------------
                                                    660,138,249
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.32%

Watson Pharmaceuticals, Inc.(a)       700,000        28,350,000
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-3.91%

Lilly (Eli) & Co.                   1,600,000       117,800,000
---------------------------------------------------------------
Pfizer, Inc.                          525,000        60,407,813
---------------------------------------------------------------

                                                     MARKET
                                    SHARES           VALUE
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-(CONTINUED)

Pharmacia & Upjohn, Inc.            2,042,700    $  114,391,200
---------------------------------------------------------------
Schering-Plough Corp.               1,200,000        57,975,000
---------------------------------------------------------------
                                                    350,574,013
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-6.17%

Bausch & Lomb, Inc.                   933,100        69,982,500
---------------------------------------------------------------
Baxter International, Inc.            925,000        58,275,000
---------------------------------------------------------------
Becton, Dickinson & Co.             3,525,000       131,085,938
---------------------------------------------------------------
Boston Scientific Corp.(a)          1,075,500        45,775,969
---------------------------------------------------------------
Guidant Corp.                       1,924,100       103,300,119
---------------------------------------------------------------
Medtronic, Inc.                     2,000,000       143,875,000
---------------------------------------------------------------
                                                    552,294,526
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-1.75%

American International Group,
  Inc.                              1,334,625       156,735,023
---------------------------------------------------------------

LODGING-HOTELS-0.88%

Carnival Corp.                      1,902,800        78,490,500
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-3.31%

Tyco International Ltd.             2,442,830       198,479,938
---------------------------------------------------------------
United Technologies Corp.             675,000        97,790,625
---------------------------------------------------------------
                                                    296,270,563
---------------------------------------------------------------

NATURAL GAS-0.50%

Enron Corp.                           600,000        45,150,000
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-2.89%

Home Depot, Inc. (The)              1,900,000       113,881,250
---------------------------------------------------------------
Lowe's Companies, Inc.              2,750,000       145,062,500
---------------------------------------------------------------
                                                    258,943,750
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-1.32%

Best Buy Co., Inc.(a)               1,340,000        63,985,000
---------------------------------------------------------------
Tandy Corp.                           750,000        54,328,125
---------------------------------------------------------------
                                                    118,313,125
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.60%

Dollar Tree Stores, Inc.(a)         1,465,000        53,472,500
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.50%

Kroger Co.(a)                       1,727,500        93,824,844
---------------------------------------------------------------
Safeway, Inc.(a)                      750,000        40,453,125
---------------------------------------------------------------
                                                    134,277,969
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-1.63%

Dayton Hudson Corp.                 1,000,000        67,312,500
---------------------------------------------------------------
Fred Meyer, Inc.(a)                   272,500        14,749,063
---------------------------------------------------------------
Wal-Mart Stores, Inc.               1,396,800        64,252,800
---------------------------------------------------------------
                                                    146,314,363
---------------------------------------------------------------

RETAIL (SPECIALTY)-3.83%

Amazon.com, Inc.(a)                   498,600        85,790,363
---------------------------------------------------------------
Office Depot, Inc.(a)               6,370,050    $  140,141,100
---------------------------------------------------------------
Staples, Inc.(a)                    2,965,400        88,962,000
---------------------------------------------------------------
Tiffany & Co.                         329,500        27,678,000
---------------------------------------------------------------
                                                    342,571,463
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.88%

Abercrombie & Fitch Co.-Class
  A(a)                                701,700        66,749,212
---------------------------------------------------------------
Gap, Inc. (The)                       446,050        29,690,203
---------------------------------------------------------------
Intimate Brands, Inc.               1,436,400        71,820,000
---------------------------------------------------------------
                                                    168,259,415
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-1.36%

Outdoor Systems, Inc.(a)            4,821,525       121,442,161
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-2.70%

Affiliated Computer Services,
  Inc.(a)                             896,100        34,275,825
---------------------------------------------------------------
Ceridian Corp.(a)                   1,290,000        47,246,250
---------------------------------------------------------------
CSG Systems International,
  Inc.(a)                           1,455,800        56,230,275
---------------------------------------------------------------
First Data Corp.                    1,500,000        63,656,250
---------------------------------------------------------------
Fiserv, Inc.(a)                       690,600        40,443,263
---------------------------------------------------------------
                                                    241,851,863
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-4.45%

MCI WorldCom, Inc.(a)               4,849,800       398,592,937
---------------------------------------------------------------
    Total Domestic Common
      Stocks (Cost
      $5,571,719,342)                             8,134,691,584
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-5.11%

CANADA-1.30%

Northern Telecom Ltd.-ADR
  (Communications Equipment)        1,700,000       115,918,750
---------------------------------------------------------------

FINLAND-1.44%

Nokia Oyj (Communications
  Equipment)                          324,800        25,034,064
---------------------------------------------------------------
Nokia Oyj A.B.-Class A-ADR
  (Communications Equipment)        1,400,000       103,862,500
---------------------------------------------------------------
                                                    128,896,564
---------------------------------------------------------------

IRELAND-0.60%

Elan Corp. PLC-ADR (Health
  Care-Drugs-Generic &
  Other)(a)                         1,043,300        53,729,950
---------------------------------------------------------------

NETHERLANDS-1.77%

Koninklijke (Royal) Philips
  Electronics N.V. (Electrical
  Equipment)                          769,000        65,653,375
---------------------------------------------------------------
Philips Electronics N.V.
  (Household Furniture &
  Appliances)                       1,081,000        93,083,639
---------------------------------------------------------------
                                                    158,737,014
---------------------------------------------------------------
    Total Foreign Stocks &
      Other Equity Interests
      (Cost $400,758,187)                           457,282,278
---------------------------------------------------------------

                                  PRINCIPAL          MARKET
                                    AMOUNT           VALUE
REPURCHASE AGREEMENT-3.88%(B)

Goldman, Sachs & Co., 4.94%,
  05/03/99 (Cost
  $347,244,869)(c)               $347,244,869    $  347,244,869
---------------------------------------------------------------
TOTAL INVESTMENTS-99.82%                          8,939,218,731
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.18%                                  16,464,806
---------------------------------------------------------------
TOTAL NET ASSETS-100.00%                         $8,955,683,537
===============================================================


Abbreviation:


ADR - American Depositary Receipt


Notes to Schedule of Investments:

(a) Non-income producing security.


(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.


(c) Joint repurchase agreement entered into 04/30/99 with a maturing value of $400,164,667. Collateralized by $407,564,858 U.S. Government obligations, 5.00% to 8.00% due 07/01/03 to 05/01/29 with an aggregate market value at 04/30/99 of $408,000,001.


See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES


APRIL 30, 1999


(UNAUDITED)



ASSETS:

Investments, at market value (cost
  $6,319,722,398)                         $8,939,218,731
--------------------------------------------------------
Receivables for:
  Investments sold                           180,240,937
--------------------------------------------------------
  Capital stock sold                          15,917,032
--------------------------------------------------------
  Dividends and interest                       4,648,237
--------------------------------------------------------
Investment for deferred compensation
  plan                                           115,648
--------------------------------------------------------
Other assets                                     198,706
--------------------------------------------------------
    Total assets                           9,140,339,291
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                      162,360,014
--------------------------------------------------------
  Capital stock reacquired                    12,268,301
--------------------------------------------------------
  Deferred compensation                          115,648
--------------------------------------------------------
Accrued advisory fees                          4,327,628
--------------------------------------------------------
Accrued administrative services fees              19,288
--------------------------------------------------------
Accrued directors' fees                           13,350
--------------------------------------------------------
Accrued distribution fees                      3,727,923
--------------------------------------------------------
Accrued transfer agent fees                      800,535
--------------------------------------------------------
Accrued operating expenses                     1,023,067
--------------------------------------------------------
    Total liabilities                        184,655,754
--------------------------------------------------------
Net assets applicable to shares
  outstanding                             $8,955,683,537
--------------------------------------------------------

NET ASSETS:

Class A                                   $7,717,881,519
========================================================
Class B                                   $1,072,717,717
========================================================
Class C                                   $   61,899,473
========================================================
Institutional Class                       $  103,184,828
========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
Class A:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                291,850,405
========================================================
Class B:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                 41,915,873
========================================================
Class C:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                  2,417,284
========================================================
Institutional Class:
  Authorized                                 200,000,000
--------------------------------------------------------
  Outstanding                                  3,821,833
========================================================
Class A:
  Net asset value and redemption price
    per share                             $        26.44
--------------------------------------------------------
  Offering price per share:
      (Net asset value of $26.44
        divided by 94.50%)                $        27.98
========================================================
Class B:
  Net asset value and offering price per
    share                                 $        25.59
========================================================
Class C:
  Net asset value and offering price per
    share                                 $        25.61
========================================================
Institutional Class:
  Net asset value, offering and
    redemption price per share            $        27.00
========================================================


See Notes to Financial Statements.

STATEMENT OF OPERATIONS


FOR THE SIX MONTHS ENDED APRIL 30, 1999


(UNAUDITED)



INVESTMENT INCOME:

Dividends (net of $538,610 foreign
  withholding tax)                          $   19,684,424
----------------------------------------------------------
Interest                                        10,253,425
----------------------------------------------------------
    Total investment income                     29,937,849
----------------------------------------------------------

EXPENSES:

Advisory fees                                   25,796,512
----------------------------------------------------------
Administrative services fees                       109,744
----------------------------------------------------------
Custodian fees                                     290,748
----------------------------------------------------------
Directors' fees                                     33,673
----------------------------------------------------------
Distribution fees-Class A                       10,721,830
----------------------------------------------------------
Distribution fees-Class B                        4,489,959
----------------------------------------------------------
Distribution fees-Class C                          185,840
----------------------------------------------------------
Transfer agent fees-Class A                      4,027,404
----------------------------------------------------------
Transfer agent fees-Class B                        894,615
----------------------------------------------------------
Transfer agent fees-Class C                         46,974
----------------------------------------------------------
Transfer agent fees-Institutional Class              4,664
----------------------------------------------------------
Other                                            1,278,205
----------------------------------------------------------
    Total expenses                              47,880,168
----------------------------------------------------------
Less: Fees waived by advisor                    (1,949,330)
----------------------------------------------------------
    Expenses paid indirectly                       (74,354)
----------------------------------------------------------
    Net expenses                                45,856,484
----------------------------------------------------------
Net investment income (loss)                   (15,918,635)
----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES AND OPTION
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                      1,160,662,484
----------------------------------------------------------
  Foreign currencies                            (4,495,922)
----------------------------------------------------------
  Futures contracts                             10,089,965
----------------------------------------------------------
  Option contracts purchased                    (3,914,290)
----------------------------------------------------------
  Option contracts written                     (29,103,796)
----------------------------------------------------------
                                             1,133,238,441
----------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                        911,257,020
----------------------------------------------------------
  Foreign currencies                               (12,453)
----------------------------------------------------------
  Futures contracts                             (6,756,866)
----------------------------------------------------------
  Option contracts purchased                    (3,182,585)
----------------------------------------------------------
  Option contracts written                      (7,126,569)
----------------------------------------------------------
                                               894,178,547
----------------------------------------------------------
  Net gain from investment securities,
    foreign currencies, futures and option
    contracts                                2,027,416,988
----------------------------------------------------------
Net increase in net assets resulting from
  operations                                $2,011,498,353
==========================================================

STATEMENT OF CHANGES IN NET ASSETS


For the six months ended April 30, 1999 and the year ended October 31, 1998


(Unaudited)



                                                                APRIL 30,        OCTOBER 31,
                                                                   1999              1998
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $  (15,918,635)   $       89,216
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                   1,133,238,441       514,276,104
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, futures and option contracts             894,178,547       255,708,695
----------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations    2,011,498,353       770,074,015
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (3,891,948)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                               (345,675)               --
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (405,150,816)     (864,947,763)
----------------------------------------------------------------------------------------------
  Class B                                                        (49,729,963)      (76,736,323)
----------------------------------------------------------------------------------------------
  Class C                                                         (1,700,579)         (626,936)
----------------------------------------------------------------------------------------------
  Institutional Class                                             (4,840,109)       (9,231,714)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        260,991,725       442,079,076
----------------------------------------------------------------------------------------------
  Class B                                                        206,395,649       240,674,117
----------------------------------------------------------------------------------------------
  Class C                                                         33,103,395        21,194,188
----------------------------------------------------------------------------------------------
  Institutional Class                                             13,434,732        12,302,794
----------------------------------------------------------------------------------------------
       Net increase in net assets                              2,059,764,764       534,781,454
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          6,895,918,773     6,361,137,319
----------------------------------------------------------------------------------------------
  End of period                                               $8,955,683,537    $6,895,918,773
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $5,196,302,992    $4,682,377,491
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                     (16,121,519)        4,034,739
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                  1,156,055,229       484,238,255
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                   2,619,446,835     1,725,268,288
----------------------------------------------------------------------------------------------
                                                              $8,955,683,537    $6,895,918,773
==============================================================================================


See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


APRIL 30, 1999


(UNAUDITED)


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek growth of capital.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.


A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by or under the supervision of the Board of Directors.


B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
D. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Covered Call Options--The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
        A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
F. Put Options--The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

G. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the specific identification of securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date and are paid annually.

H. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

I. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.


NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES


The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). The terms of the master investment advisory agreement provide that the Fund shall pay an advisory fee to AIM at an annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM is currently contractually waiving a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion to and including $3 billion, plus 0.575% of the Fund's average daily net assets in excess of $3 billion to and including $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $4 billion. The waiver of fees is contractual and may not be terminated without approval by the Board of Directors of the Company. During the six months ended April 30, 1999, AIM waived fees of $1,949,330. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.


    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1999, AIM was reimbursed $109,744 for such services.


    The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 1999, AFS was paid $2,719,811 for such services.

    The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 1999, the Class A, Class B and Class C shares paid AIM Distributors $10,721,830, $4,489,959, and $185,840, respectively, as compensation under the Plans.


    AIM Distributors received commissions of $1,081,813 from sales of the Class A shares of the Fund during the six months ended April 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 1999, AIM Distributors received commissions of $118,545 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS and FMC.


    During the six months ended April 30, 1999, the Fund paid legal fees of $7,269 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.


NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $53,442 and $20,912, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $74,354 during the six months ended April 30, 1999.


NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS


The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.


NOTE 6-INVESTMENT SECURITIES


The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended April 30, 1999 was $5,976,000,039 and $5,810,462,211, respectively.


    The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of April 30, 1999 is as follows:



Aggregate unrealized appreciation of
  investment securities                     $2,631,418,154
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (32,728,604)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $2,598,689,550
==========================================================



Cost of investments for tax purposes is $6,340,529,181.

NOTE 7-CALL OPTION CONTRACTS


Transactions in call options written during the six months ended April 30, 1999 are summarized as follows:



                                                                CALL OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------    ------------
Beginning of period                                             79,608     $ 44,508,416
------------------------------------------------------        --------     ------------
Written                                                         16,655       15,409,447
------------------------------------------------------        --------     ------------
Closed                                                         (42,149)     (32,128,190)
------------------------------------------------------        --------     ------------
Exercised                                                       (7,902)      (3,522,927)
------------------------------------------------------        --------     ------------
Expired                                                        (46,212)     (24,266,746)
------------------------------------------------------        --------     ------------
End of period                                                        0     $          0
======================================================        ========     ============



NOTE 8-PUT OPTIONS PURCHASED



Transactions in put options purchased during the six months ended April 30, 1999 are summarized as follows:



                                                                PUT OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS        PAID
                                                              ---------    ------------
Beginning of period                                              9,625     $  3,914,290
------------------------------------------------------        --------     ------------
Expired                                                         (9,625)      (3,914,290)
------------------------------------------------------        --------     ------------
End of period                                                        0     $          0
======================================================        ========     ============



NOTE 9-CAPITAL STOCK



Changes in the capital stock outstanding during six months ended April 30, 1999 and the year ended October 31, 1998 were as follows:



                                                                     APRIL 30, 1999                  OCTOBER 31, 1998
                                                              ----------------------------    ------------------------------
                                                                SHARES          AMOUNT          SHARES           AMOUNT
                                                              -----------    -------------    -----------    ---------------
Sold:
  Class A                                                      26,149,014    $ 655,880,167     62,788,326    $ 1,368,867,407
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       9,565,647      236,334,175     12,056,594        257,385,548
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,596,692       39,831,471      1,204,025         25,772,311
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             524,593       13,566,195        593,328         13,533,791
----------------------------------------------------------------------------------------------------------------------------
Issued as a reinvestment of dividends:
  Class A                                                      16,540,579      383,079,336     41,795,514        813,441,370
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,102,818       47,272,428      3,831,332         73,061,374
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                          71,202        1,602,038         31,251            600,022
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             217,868        5,146,039        456,144          9,035,386
----------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (31,482,870)    (777,967,778)   (79,734,776)    (1,740,229,701)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,168,749)     (77,210,954)    (4,228,997)       (89,772,805)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                        (343,916)      (8,330,114)      (246,074)        (5,178,145)
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (206,548)      (5,277,502)      (458,838)       (10,266,383)
----------------------------------------------------------------------------------------------------------------------------
                                                               21,566,330    $ 513,925,501     38,087,829    $   716,250,175
============================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS



Shown below are the financial highlights for a share of Class A capital stock outstanding during the six months ended April 30, 1999, and each of the years in the five-year period ended October 31, 1998, for a share of Class B capital stock outstanding during the six months ended April 30, 1999, each of the years in the three-year period ended October 31, 1998 and the period June 26, 1995 (date sales commenced) through October 31, 1995, and for a share of Class C capital stock outstanding during the six months ended April 30, 1999, the year ended October 31, 1998 and the period August 4, 1997 (date sales commenced) through October 31, 1997.



                                                                                     CLASS A
                                                 --------------------------------------------------------------------------------
                                                                                          OCTOBER 31,
                                                 APRIL 30,     ------------------------------------------------------------------
                                                    1999          1998          1997          1996          1995          1994
                                                 ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period             $    21.72    $    22.72    $    20.19    $    20.33    $    17.82    $    17.62
-----------------------------------------------  ----------    ----------    ----------    ----------    ----------    ----------
Income from investment operations:
  Net investment income (loss)                        (0.04)         0.02          0.01          0.06            --          0.07
-----------------------------------------------  ----------    ----------    ----------    ----------    ----------    ----------
  Net gains on securities (both realized and
    unrealized)                                        6.23          2.38          4.82          2.51          4.36          0.57
-----------------------------------------------  ----------    ----------    ----------    ----------    ----------    ----------
    Total from investment operations                   6.19          2.40          4.83          2.57          4.36          0.64
-----------------------------------------------  ----------    ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income                (0.01)           --         (0.06)           --         (0.07)        (0.11)
-----------------------------------------------  ----------    ----------    ----------    ----------    ----------    ----------
  Distributions from net realized gains               (1.46)        (3.40)        (2.24)        (2.71)        (1.78)        (0.33)
-----------------------------------------------  ----------    ----------    ----------    ----------    ----------    ----------
    Total distributions                               (1.47)        (3.40)        (2.30)        (2.71)        (1.85)        (0.44)
-----------------------------------------------  ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                   $    26.44    $    21.72    $    22.72    $    20.19    $    20.33    $    17.82
===============================================  ==========    ==========    ==========    ==========    ==========    ==========
Total return(a)                                       29.47%        12.34%        26.83%        14.81%        28.20%         3.76%
===============================================  ==========    ==========    ==========    ==========    ==========    ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $7,717,882    $6,094,178    $5,810,582    $4,977,493    $4,564,730    $3,965,858
===============================================  ==========    ==========    ==========    ==========    ==========    ==========
Ratio of expenses to average net assets(b)             1.04%(c)      1.04%         1.07%         1.12%         1.17%         1.21%
===============================================  ==========    ==========    ==========    ==========    ==========    ==========
Ratio of net investment income (loss) to
  average net assets(d)                               (0.31)%(c)     0.07%         0.07%         0.33%        (0.02)%        0.45%
===============================================  ==========    ==========    ==========    ==========    ==========    ==========
Portfolio turnover rate                                  75%          125%          128%          159%          139%          136%
===============================================  ==========    ==========    ==========    ==========    ==========    ==========



(a) Does not deduct sales charges and are not annualized for periods less than one year.


(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.09% (annualized), 1.09%, 1.11%, 1.15%, 1.19% and 1.24% for 1999-1994.


(c) Ratios are annualized and based on average net assets of $7,207,123,369.


(d) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.36)% (annualized), 0.02%, 0.03%, 0.30%, (0.04)% and
    0.42% for 1999-1994.

(e) Averages computed on a daily basis.

                                                        CLASS B                                             CLASS C
                             ------------------------------------------------------------   -----------------------------------
                                                             OCTOBER 31,                                      OCTOBER 31,
                             APRIL 30,     ----------------------------------------------   APRIL 30,    ----------------------
                                1999         1998        1997        1996        1995         1999          1998         1997
                             ----------    --------    --------    --------    ----------   ---------    -----------    -------
Net asset value, beginning
  of period                  $    21.12    $  22.34    $  19.98    $  20.28     $ 18.56      $ 21.14       $ 22.34      $ 22.83
---------------------------  ----------    --------    --------    --------     -------      -------       -------      -------
Income from investment
  operations:
  Net investment income
    (loss)                        (0.13)      (0.15)(a)   (0.15)(a)   (0.05)(a)   (0.03)       (0.13)(a)     (0.15)(a)    (0.04)(a)
---------------------------  ----------    --------    --------    --------     -------      -------       -------      -------
  Net gains (losses) on
    securities (both
    realized and
    unrealized)                    6.06        2.33        4.75        2.46        1.75         6.06          2.35        (0.45)
---------------------------  ----------    --------    --------    --------     -------      -------       -------      -------
    Total from investment
      operations                   5.93        2.18        4.60        2.41        1.72         5.93          2.20        (0.49)
---------------------------  ----------    --------    --------    --------     -------      -------       -------      -------
Distributions from net
  realized gains                  (1.46)      (3.40)      (2.24)      (2.71)         --        (1.46)        (3.40)          --
---------------------------  ----------    --------    --------    --------     -------      -------       -------      -------
Net asset value, end of
  period                     $    25.59    $  21.12    $  22.34    $  19.98     $ 20.28      $ 25.61       $ 21.14      $ 22.34
===========================  ==========    ========    ========    ========     =======      =======       =======      =======
Total return(b)                   29.02%      11.45%      25.78%      13.95%       9.27%       28.99%        11.54%       (2.15)%
===========================  ==========    ========    ========    ========     =======      =======       =======      =======
Ratios/supplemental data:
Net assets, end of period
  (000's omitted)            $1,072,718    $705,750    $486,105    $267,459     $42,238      $61,899       $23,107      $ 2,326
===========================  ==========    ========    ========    ========     =======      =======       =======      =======
Ratio of expenses to
  average net assets(c)            1.82%(d)     1.83%      1.87%       1.95%       1.91%(e)     1.82%(d)      1.83%        1.84%(e)
===========================  ==========    ========    ========    ========     =======      =======       =======      =======
Ratio of net investment
  income (loss) to average
  net assets(f)                   (1.09)%(d)  (0.72)%     (0.73)%     (0.50)%     (0.76)%(e)   (1.09)%(d)    (0.72)%      (0.70)%(e)
===========================  ==========    ========    ========    ========     =======      =======       =======      =======
Portfolio turnover rate              75%        125%        128%        159%        139%          75%          125%         128%
===========================  ==========    ========    ========    ========     =======      =======       =======      =======


(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.

(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.87% (annualized), 1.87%, 1.91%, 1.98% and 1.94% (annualized) for 1999-1995 for Class B and 1.87% (annualized), 1.87%, 1.88% (annualized) for 1999-1997 for Class C.


(d) Ratios are annualized and based on average net assets of $905,433,736 and $37,476,108 for Class B and Class C, respectively.

(e) Annualized.

(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (1.14)% (annualized),(0.76)%, (0.77)%, (0.53)% and
    (0.79)% (annualized) for 1999-1995 for Class B and (1.14)% (annualized), (0.76)%, (0.74)% (annualized) for 1999-1997 for Class C.

(g) Averages computed on a daily basis.

BOARD OF DIRECTORS                             OFFICERS                              OFFICE OF THE FUND
Charles T. Bauer                               Charles T. Bauer                      11 Greenway Plaza
Chairman                                       Chairman                              Suite 100
A I M Management Group Inc.                                                          Houston, TX 77046
                                               Robert H. Graham
Bruce L. Crockett                              President                             INVESTMENT ADVISOR
Director
ACE Limited;                                   Carol F. Relihan                      A I M Advisors, Inc.
Formerly Director, President, and              Senior Vice President and Secretary   11 Greenway Plaza
Chief Executive Officer                                                              Suite 100
COMSAT Corporation                             Gary T. Crum                          Houston, TX 77046
                                               Senior Vice President
Owen Daly II                                                                         TRANSFER AGENT
Director                                       Edgar M. Larsen
Cortland Trust Inc.                            Senior Vice President                 A I M Fund Services, Inc.
                                                                                     P.O. Box 4739
Edward K. Dunn Jr.                             Dana R. Sutton                        Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;           Vice President and Treasurer
Formerly Vice Chairman and President,                                                CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and       Melville B. Cox
President, Mercantile Bankshares               Vice President                        State Street Bank and Trust Company
                                                                                     225 Franklin Street
Jack Fields                                    Mary J. Benson                        Boston, MA 02110
Chief Executive Officer                        Assistant Vice President and
Texana Global, Inc.;                           Assistant Treasurer                   COUNSEL TO THE FUND
Formerly Member
of the U.S. House of Representatives           Sheri Morris                          Ballard Spahr
                                               Assistant Vice President and          Andrews & Ingersoll, LLP
Carl Frischling                                Assistant Treasurer                   1735 Market Street
Partner                                                                              Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP          Renee A. Friedli
                                               Assistant Secretary                   COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer          P. Michelle Grace                     Kramer, Levin, Naftalis & Frankel L
A I M Management Group Inc.                    Assistant Secretary                   919 Third Avenue
                                                                                     New York, NY 10022
Prema Mathai-Davis                             Jeffrey H. Kupor
Chief Executive Officer, YWCA of the U.S.A.;   Assistant Secretary                   DISTRIBUTOR
Commissioner, New York City Dept. for the
Aging; and member of the Board of Directors,   Nancy L. Martin                       A I M Distributors, Inc.
Metropolitan Transportation Authority of       Assistant Secretary                   11 Greenway Plaza
New York State                                                                       Suite 100
                                               Ofelia M. Mayo                        Houston, TX 77046
Lewis F. Pennock                               Assistant Secretary
Attorney
                                               Lisa A. Moss
Louis S. Sklar                                 Assistant Secretary
Executive Vice President
Hines Interests                                Kathleen J. Pflueger
Limited Partnership                            Assistant Secretary

                                               Samuel D. Sirko
                                               Assistant Secretary

                                               Stephen I. Winer
                                               Assistant Secretary

               THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                                 MONEY MARKET FUNDS                     A I M Management Group Inc. has
AIM Aggressive Growth Fund(1)                                AIM Money Market Fund                  provided leadership in the
AIM Blue Chip Fund                                           AIM Tax-Exempt Cash Fund               mutual-fund industry since 1976
AIM Capital Development Fund                                                                        and managed approximately $112
AIM Constellation Fund                                       INTERNATIONAL GROWTH FUNDS             billion in assets for more than
AIM Dent Demographic Trends Fund                             AIM Advisor International Value Fund   6.3 million shareholders,
AIM Large Cap Growth Fund                                    AIM Asian Growth Fund                  including individual investors,
AIM Mid Cap Equity Fund(2), (A)                              AIM Developing Markets Fund(2)         corporate clients and financial
AIM Select Growth Fund(3)                                    AIM Europe Growth Fund(2)              institutions as of March 31,
AIM Small Cap Growth Fund(2), (B)                            AIM European Development Fund          1999.
AIM Small Cap Opportunities Fund                             AIM International Equity Fund
AIM Value Fund                                               AIM Japan Growth Fund(2)                   The AIM Family of
AIM Weingarten Fund                                          AIM Latin American Growth Fund(2)      Funds--Registered Trademark-- is
                                                             AIM New Pacific Growth Fund(2)         distributed nationwide, and AIM
GROWTH & INCOME FUNDS                                                                               today is the 10th-largest
AIM Advisor Flex Fund                                        GLOBAL GROWTH FUNDS                    mutual-fund complex in the
AIM Advisor Large Cap Value Fund                             AIM Global Aggressive Growth Fund      United States in assets under
AIM Advisor Real Estate Fund                                 AIM Global Growth Fund                 management, according to
AIM Balanced Fund                                                                                   Strategic Insight, an
AIM Basic Value Fund(2), (C)                                 GLOBAL GROWTH & INCOME FUNDS           independent mutual-fund monitor.
AIM Charter Fund                                             AIM Global Growth & Income Fund(2)
                                                             AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund(2)                                    GLOBAL INCOME FUNDS
AIM High Yield Fund                                          AIM Emerging Markets Debt Fund(2), (D)
AIM High Yield Fund II                                       AIM Global Government Income Fund(2)
AIM Income Fund                                              AIM Global Income Fund
AIM Intermediate Government Fund                             AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                                             THEME FUNDS
TAX-FREE INCOME FUNDS                                        AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund                               AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                                      AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut                      AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund                               AIM Global Resources Fund(2)
                                                             AIM Global Telecommunications and Technology Fund(2),(E)
                                                             AIM Global Trends Fund(2),(F)


(1)AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2)Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3)On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A)On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B)On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C)On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D)On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E)On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F)On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                             [AIM LOGO APPEARS HERE]

                                                         INVEST WITH DISCIPLINE
                                                        --Registered Trademark--